Exhibit 99.2 Third Quarter 2020 Business Review October 28, 2020

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward- looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 28, 2019 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; health epidemics; changes to government regulations and policies around the world; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; cyclical economic conditions affecting the global mining industry; development and use of digital media; currency fluctuations; demand for coal, including economic and environmental risks associated with coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; compliance with government regulations and policies and compliance with laws; implementation of our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research. KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our third quarter 2020 earnings press release issued October 27, 2020, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jeffrey L. Powell | President & CEO KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 4

Operational Highlights • Safeguarding our workplaces and protecting the health and safety of our employees remains a core priority as the virus persists in most regions • Solid execution by our businesses led to strong margin performance and excellent cash flow from operations • Our balance sheet remains healthy and our liquidity position remains solid KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 5

Q3 2020 Performance ($ in millions, except per share amounts) Q3 20 Q3 19 Change HIGHLIGHTS Revenue $154.6 $173.5 -10.9% Net Income $14.9 $16.1 -7.8% • Free cash flow* was strong at $23 million Adjusted EBITDA* $30.0 $32.3 -7.3% Adjusted EBITDA Margin* 19.4% 18.6% +80 bps • Parts and consumables revenue was up 6% sequentially and made up 66% of Q3 revenue Diluted EPS $1.28 $1.41 -9.2% Adjusted Diluted EPS* $1.31 $1.38 -5.1% • Strong performance in our Flow Control and Operating Cash Flow $24.4 $25.7 -5.0% Industrial Processing segments contributed to an Free Cash Flow* $22.6 $23.6 -4.3% excellent adjusted EBITDA margin Bookings $143.3 $170.9 -16.1% KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 6

Flow Control Custom-engineered products, systems, and technologies that control the flow of fluids HIGHLIGHTS $ in millions Q3 20 Q3 19 Change Revenue $56.8 $62.4 -8.9% • Q3 capital project activity still sluggish Bookings $49.6 $58.8 -15.7% while service demand strengthening Adjusted EBITDA* $15.6 $16.7 -6.8% Adjusted EBITDA Margin* 27.5% 26.8% +70 bps • Parts and consumables revenue made up 69% of total Q3 revenue ($ in millions) BOOKINGS $75 • Product mix and operating leverage $67.7 drove strong adjusted EBITDA margin $50 $58.8 $57.0 $49.4 $49.6 $25 • Q4 capital project activity increasing and demand for parts improving $0 3Q19 4Q19 1Q20 2Q20 3Q20 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 7

Industrial Processing Products used to recycle paper and paperboard and to process timber HIGHLIGHTS $ in millions Q3 20 Q3 19 Change Revenue $62.1 $74.2 -16.4% • Strong demand for wood products Bookings $59.9 $74.9 -20.1% continued in Q3 as U.S. housing starts Adjusted EBITDA* $15.7 $16.4 -3.7% remained strong Adjusted EBITDA Margin* 25.4% 22.0% +340 bps • Capital bookings increased 43% BOOKINGS sequentially from a weak Q2 ($ in millions) $100 $75 • Parts and consumables revenue made $74.9 $65.8 up 68% of total Q3 revenue $50 $61.9 $59.9 $53.1 $25 • Increasing project activity expected as $0 new inquiries continue to grow in Q4 3Q19 4Q19 1Q20 2Q20 3Q20 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 8

Material Handling Products used to handle bulk and discrete materials for secondary processing. HIGHLIGHTS $ in millions Q3 20 Q3 19 Change Revenue $35.7 $36.9 -3.2% • Solid performance in the aggregates and Bookings $33.8 $37.2 -9.0% food sectors Adjusted EBITDA* $5.7 $6.3 -10.4% Adjusted EBITDA Margin* 15.9% 17.2% -130 bps • Capital orders up 34% sequentially ($ in millions) BOOKINGS • Parts and consumables revenue made $50 up 60% of total Q3 revenue $40.9 $42.0 $37.2 $33.8 $25 $30.5 • Stable demand and business activity expected through Q4 $0 3Q19 4Q19 1Q20 2Q20 3Q20 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 9

Business Outlook • Capital project activity is increasing, particularly in our packaging market segment • Q4 is expected to show solid bookings improvement over Q3 • Our strong cash flow position enables us to capitalize on new opportunities KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 10

FINANCIAL REVIEW Michael J. McKenney | EVP & CFO KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 11

Q3 2020 Financial Performance ($ in millions, except per share amounts) HIGHLIGHTS Q3 20 Q3 19 Gross Margin 44.2% 42.8% • Adjusted EBITDA margin* of 19.4% SG&A % of Revenue 28.4% 27.1% • Operating cash flows of $24.4 million Operating Income $21.3 $24.6 • Free cash flow* of $22.6 million Net Income $14.9 $16.1 • Net debt of $204 million; leverage ratio1 of 1.88 Adjusted EBITDA* $30.0 $32.3 Diluted EPS $1.28 $1.41 Adjusted Diluted EPS* $1.31 $1.38 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 12

Key Consolidated Financial Metrics GROSS MARGIN SG&A (as a % of revenue) 29.5% 28.7% 44.2% 28.4% 42.8% 42.9% 43.5% 27.1% 40.9% 26.1% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 ADJ. EBITDA MARGIN* CASH FLOWS $39.2 ($ in millions) $35.5 19.4% $25.7 $24.4 18.6% $22.0 17.6% 17.1% 17.4% $23.6 $21.1 $22.6 $6.2 $3.5 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 FREE CASH FLOW* OPERATING CASH FLOW KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 13

3Q19 to 3Q20 Adjusted Diluted EPS* $2.00 $0.02 $0.02 ($0.55) $0.10 $0.17 $0.18 $1.50 $1.38 ($0.01) $1.31 $1.00 $0.50 $0.00 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 14

Key Liquidity Metrics $ in millions Q3 20 Q2 20 Q3 19 Cash, cash equivalents, and restricted cash $56.2 $60.9 $49.9 Debt $255.0 $277.5 $310.5 Lease obligations $5.6 $5.6 $6.3 Net Debt $204.4 $222.2 $266.9 Leverage ratio1 1.88 2.01 2.07 Working capital % LTM revenue2 15.6% 14.8% 14.6% Cash conversion days3 140 days 128 days 122 days • Net debt decreased 23% from Q3 2019 • Paid down $26 million of debt in the third quarter of 2020 • Our liquidity remains solid with $400 million in borrowing capacity • Approximately $155 million under our revolving credit facility; an additional uncommitted $150 million • Up to $115 million through our note purchase agreement KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 15

FINANCIAL REVIEW Michael J. McKenney | EVP & CFO KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 16

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 264 9708. Please mute the audio on your computer. KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 17

2020 Key Priorities SAFEGUARD OUR MAINTAIN STRONG EMPLOYEES CASH FLOW MEET OUR OPTIMIZE OUR CUSTOMERS’ NEEDS LIQUIDITY KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 18

Thank You INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com October 28, 2020

APPENDIX Third Quarter 2020 Business Review KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 20

Strategic Operating Segments FLOW CONTROL INDUSTRIAL PROCESSING MATERIAL HANDLING • Fluid Handling and Doctoring, Cleaning, & • Stock Preparation and Wood Processing • Conveyors, Vibratory Feeders, Balers, and Filtration product lines product lines Fiber-based Products • Custom-engineered products, systems and • Products used to recycle paper and • Products used to handle bulk and discrete technologies that control the flow of fluids paperboard and process timber materials for secondary processing • Key industries include packaging, tissue, • Key industries include packaging, tissue, • Key industries include aggregates, mining, food, and metals wood products, and alternative fuels food, and waste management • $250 million revenue (2019) • $302 million revenue (2019) • $152 million revenue (2019) KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 21

Operating Segment Revenue Fiber-based Material Handling Material Products, 2% Fluid Handling 12% Handling 19% 22% Stock Preparation Flow Control (Balers) 36% 8% Doctoring, Cleaning, Filtration 17% Stock Preparation 70% 61% 60% 55% 22% Industrial Wood Processing Processing 20% 42% 2019 AS REPORTED 2019 RECAST KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 22

Adjusted Diluted EPS Reconciliation Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Q3 20 Q3 19 Diluted EPS, as reported $1.28 $1.41 Restructuring Costs, Net of Tax 0.03 - Acquisition Costs, Net of Tax 0.01 - Amortization of Acquired Backlog, Net of Tax 0.02 - Discrete Tax Items (0.03) (0.02) Adjusted Diluted EPS $1.31 $1.38 Free Cash Flow Reconciliation Free cash flow is a non-GAAP financial measure. $ in thousands Q3 20 Q3 19 Cash Provided by Operations $24,393 $25,678 Capital Expenditures (1,822) (2,093) Free Cash Flow $22,571 $23,585 KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 23

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q3 20 Q3 19 Net Income Attributable to Kadant $14,851 $16,115 Net Income Attributable to Noncontrolling Interest 129 98 Provision for Income Taxes 4,705 5,219 Interest Expense, Net 1,618 3,023 Other Expense, Net 32 98 Restructuring Costs 470 - Acquisition Costs 78 - Acquired Backlog Amortization 331 21 Depreciation and Amortization 7,755 7,742 Adjusted EBITDA $29,969 $32,316 Adjusted EBITDA Margin 19.4% 18.6% KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 24

Notes PRESENTATION NOTES • This presentation reflects our new reportable operating segments, as announced on the Form 8-K we filed with the U.S. Securities and Exchange Commission on April 22, 2020. Prior periods have been recast to conform to this presentation. • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated October 27, 2020. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI Q320 Business Review–October 28, 2020 | © 2020 Kadant Inc. All rights reserved. 25